
CHICKS
SEED
HARDWARE

Pilgrim's Pride Corporation

Lehman High Yield Conference

March 26, 2007

Cautionary Notes and Forward-Looking Statements

- Statements contained in this presentation that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim's Pride Corporation and its management, including as to the expected benefits and synergies associated with the acquisition of Gold Kist and changes in pricing, demand and market conditions for chicken products and profitability, are forward-looking statements. It is important to note that the actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: matters affecting the poultry industry generally, including fluctuations in the commodity prices of feed ingredients, chicken and turkey; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; changes in laws or regulations affecting our operations or the application thereof; competitive factors and pricing pressures or the loss of one or more of our largest customers; inability to consummate, or effectively integrate, any acquisition, including integrating our recent acquisition of Gold Kist, or realize the associated cost savings and operating synergies currently anticipated; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; and the impact of uncertainties of litigation as well as other risks described under "Risk Factors" in our Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. Pilgrim's Pride Corporation undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
- The information included in this presentation should be read in conjunction with our Annual Report on Form 10-K for the fiscal year ended September 30, 2006 and subsequent reports filed with the Securities and Exchange Commission.
- Unless the context otherwise requires, the pro forma financial information referenced in this presentation assumes that we completed the acquisition of Gold Kist and the related financings at the beginning of the period presented. Please see our Current Report on Form 8-K/A filed by us with the Securities and Exchange Commission on January 24, 2006.
- We have included certain information regarding our results of operations and components thereof that have been adjusted to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude recoveries resulting from our vitamin and methionine and other litigation, and accounting adjustments related to benefit plans. We have also included certain information regarding Gold Kist results of operations and components thereof that have been adjusted to exclude benefit plan and pension settlement loss, conversion expenses, loss on investment, debt prepayment penalties, stock based compensation and expenses related to response to acquisition proposal and strategic alternatives. We have included this information as we believe that investors may be interested in our results excluding these items as this is how our management analyzes our results from continuing operations.
- "EBITDA" is defined as net income (loss) before interest, income taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of Generally Accepted Accounting Principles (GAAP) results, to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.

Attendees

O.B. Goolsby	Pilgrim's Pride Corporation President and CEO
Richard Cogdill	Pilgrim's Pride Corporation CFO

Pilgrim's Pride: Company Snapshot

- Founded in 1946 by Pilgrim family brothers; IPO in 1986
- Largest chicken producer in the U.S.
- Second largest chicken producer in Mexico
- On a pro forma basis ("PF"), PPC sold 9 billion pounds of dressed chicken in FY2006
- Recent acquisition of Gold Kist (December 2006)
  - Transaction Valued at $1.2 billion
  - Created New Industry Leader
  - Identified estimated net synergies of approximately $100 million

Number One Chicken Company in U.S.

U.S. Chicken Industry Leaders Market Share by Production[(1)]


Pilgrim's Pride
24.8%
Tyson Foods
20.7%
Perdue Farms
7.7%
Wayne Farms
4.8%
Sanderson Farms
4.7%
Mountaire Farms
3.8%
Foster Farms
2.3%

Source: WATT Poultry USA, February 2007.
(1) Ready-To-Cook million pounds per week.

Formidable Protein Industry Player

LTM Revenues
($ in millions)

	LTM Revenues	3-Year Average EBITDA[2]	Chicken	Beef	Pork
Tyson Foods	$25,663	$1,065	✔	✔	✔
Smithfield Foods[1]	$11,535	$798		✔	✔
Swift & Co.	$9,695	$130		✔	✔
Pilgrim's Pride	PF $7,332	$689[3]	✔		
Hormel Foods	$5,834	$533		✔	✔
Sanderson Farms	$1,104	$108	✔		

Note: LTM results through the most recent twelve-month reporting period for each public entity.

(1) Does not include pro forma results from pending acquisition of Premium Standard Farms.

(2) 3-year average EBITDA corresponds to average of FY04, FY05, and FY06.

(3) Adjusted to include $100 million in estimated net synergies, to exclude the effects of the restructuring of our turkey operations and other related expenses, to exclude recoveries resulting from our vitamin and methionine and other litigation, to exclude accounting adjustments related to benefit plans, and further adjusted to exclude benefit plan and pension settlement loss, conversion expenses, loss on investment, debt prepayment penalties, stock based compensation and expenses related to response to acquisition proposal and strategic alternatives associated with Gold Kist results of operations. See Appendix E for EBITDA Reconciliation.

Gold Kist acquisition expanded Southeast presence



Pilgrim's Pride's Chicken Processing
Pilgrim's Pride's Turkey Processing
Pilgrim's Pride's Prepared Foods
Pilgrim's Pride's Distribution Centers
Gold Kist Chicken Processing
Gold Kist Distribution Centers
Gold Kist Prepared Food Plant

$100 Million Net Synergies Identified from GKIS Acquisition



Other
26%
Procurement
26%
Overhead
14%
Processing
23%
Live Operations
11%

U.S. Industry Overview

Positive Supply and Demand Dynamics …

U.S. Chicken Consumption



Per Capita Consumption (In Pounds)
90
80
70
60
50
40
30
20
10
0
CAGR
Chicken +81.3%
+2.2%
Beef (13.3%)
(0.5%)
Pork (12.7%)
(0.5%)
Turkey +63.1%
+1.8%

Source: March 2007 National Chicken Council.

Weekly Broiler Slaughtered

(y-o-y growth)



15.0%
10.0%
5.0%
-
(5.0%)
(10.0%)
(15.0%)
3/19/06
4/21/06
5/24/06
6/26/06
7/29/06
8/31/06
10/3/06
11/5/06
12/8/06
1/10/07
2/12/07
3/17/07

Source: USDA.

Cold Storage Inventories



Pounds (millions)

Source: USDA.

Hatchery Supply Flock



thousand head
59,000
58,000
57,000
56,000
55,000
54,000
53,000
52,000
March 2007 forward forecast
March
April
May
June
July
Aug
2004
2005
2006
2007

Source: USDA, Informa Economics projections 3/7/2007

…Leading to Improved Pricing Outlook



$2.00
$1.90
$1.80
$1.70
$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
'00 '01 '02 '03 '04 '05 '06
J A S O N D J F M A M J J A S O N D J F M (1)
2005
2006
2007
Boneless Skinless Breast Spot Prices
Boneless Skinless Breast 5 Year Rolling Averages
Boneless Skinless Breast 6 Month Rolling Averages

Source: Bloomberg.

(1) Month to date through March 15, 2007.

…Leading to Improved Pricing Outlook Cont.



$0.50
$0.40
$0.30
$0.20
$0.10
'00 '01 '02 '03 '04 '05 '06
M A M J J A S O N D J F M A M J J A S O N D J F M(1)
2005
2006
2007
Leg Quarter Spot Prices
Leg Quarter 5 Year Rolling Averages
Leg Quarter 6 Month Rolling Averages

Source: Bloomberg.

(1) Month to date through March 15, 2007.

…Leading to Improved Pricing Outlook Cont.



$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
'00 '01 '02 '03 '04 '05 '06
M A M J J A S O N D J F M A M J J A S O N D J F M (1)
2005
2006
2007
GA Dock Spot Prices
GA Dock 5 Year Rolling Averages
GA Dock 6 Month Rolling Averages

Source: UrnerBarry Publications.

(1) Month to date through March 19, 2007.

Historical Corn Prices


($/ton)
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$2.71
$2.15
$3.90
$2.33
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 CQ1*
2000
2001
2002
2003
2004
2005
2006
2007
Corn Spot
7-Year Rolling Average

Average Prices	
	Corn
1-Year Avg	$2.49
5-Year Avg	$2.36
10-Year Avg	$2.31

Source: Bloomberg

*CQ1 reflects data thru March 15, 2007.

Chicken Industry Competitive Advantage

- Despite the recent increase in corn prices, the chicken industry will benefit from a better feed conversion rate compared to beef and pork companies
  - The chicken industry has the lowest feed conversion rate among the three key protein segments and therefore would be the least impacted by the potential increase in corn prices
- Additionally, the shorter cycle in chicken provides companies with the flexibility to adjust production for changes in feed ingredient prices


Feed Conversion Rates
(lbs feed / lbs meat)
Cattle
Hogs
Turkey
Chicken
8.3x
3.5x
3.0x
1.9x
Source: USDA.

Business Overview

Geographic Sales Mix



Mexico
6.4%
93.6%
U.S.

Pro forma LTM
For the Period Ending 12/30/06* :
$7,332.1 million

* Pro forma for acquisition of Gold Kist. See Appendix A for reconciliation.

...With More Diversified End Markets

- Enhances prepared foods and food service opportunities


Pilgrim's Pride(1)
20%
16%
64%
FY 2006 Net Sales: $5.3 bn
Gold Kist(1)
19%
38%
43%
FY 2006 Net Sales: $2.1 bn
Combined(2)
20%
57%
24%
FY 2006 Net Sales: $7.4 bn
Foodservice
Retail
Export/Other

Source:

(1) Percentages represent FY2005, WATT Poultry USA, January 2006.

(2) Watt Poultry USA, February 2007

Our Prepared Foods Focus Differentiates Pilgrim's


($MM)
CAGR
2000 - 2003 12.0%
2000 - 2006 19.7%
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
$637.1
47.7
589.4
$735.3
103.2
632.1
$818.2
158.3
659.9
$894.3
163.0
731.3
$1,767.6
213.8
1,553.8
$1,906.3
283.4
1,622.9
$1,875.8
308.5
1,567.3
$1,894.9
331.3
1,563.6
2000
2001
2002
2003
2004
2005
2006
LTM 12/30/06*
Foodservice
Retail

*Excludes any Prepared Foods items from the Gold Kist acquisition. See Appendix B for reconciliation

Pilgrim's Has National Coverage Across All Channels…

Broadline distributors	Fast food	National account QSR	Retail
SYSCO	KFC	Wendy's Old Fashioned Hamburgers	Wal-Mart Always Low Prices. Always.
GFS gordon food service	Church's Chicken	Chick-fil-A	SuperValu
US Foodservice	Popeyes Chicken & Biscuits	Burger King	Publix
USDA United States Department of Agriculture Food and Nutrition Service		Panda Express	Kroger
			Meijer
			Costco
			Ahold
			Stop & Shop

Driving Growth thru Innovation



FULLY COOKED
Just Heat and Serve!
CHICKEN
BREAST
CHUNK
BREAKFAST PLUS
Sausage Patties
FULLY COOKED
EAT WELL STAY HEALTHY
Kids
Popcorn Chicken
BAKED NOT FRIED

At Pilgrim's Pride, we understand that delivering innovative ideas to our customers is the key to growth.

A "Natural" Growth Opportunity

- Research indicates that consumers want "natural" chicken
- Tremendous opportunity for us to leverage our consumer-trusted brand to meet growing demand for "natural" products
- USDA standards strictly define "natural"
  - Chill pack products are branded as "natural" within these guidelines
- Marketing and advertising will play to emotive qualities of brand


99% FAT FREE
Boneless Skinless Breast
Fillets
Nature Select™
THE NATURAL* CHICKEN
• All vegetable diet
• No animal by-products
• No antibiotics administered
Air chilled for
naturally great taste
No water added
KEEP REFRIGERATED

Awards & Honors



Wal-Mart Supplier of the Year

Brinker International Outstanding Vendor Award

Sysco Gold Supplier Award

Forbes Best Managed Company

Fortune Most Admired Company - #2 Food Production Co. Fifth Consecutive Year

Rick Cogdill
Chief Financial Officer

Financial Overview

GKIS Financing Transaction Overview

- On January 9, 2007, Pilgrim's Pride ("PPC") completed the acquisition of Gold Kist ("GKIS") (for $21 per share) for an aggregate purchase price of $1.1 billion, plus the assumption of GKIS' debt (the "Transaction")
- As part of the Transaction:
  - $128.6 million of GKIS's existing 10 ¼% Senior Notes and $13.5 million of capital certificates were repurchased for a total cost of $164.2 million including prepayment premium, and
  - $77.5 million of PPC's existing 9.25% Sr. Sub Notes due Nov. 2013 and $90.1 million of outstanding privately placed notes were repurchased for a total cost of $175.5 million including prepayment premium
- PPC funded the Transaction as follows:
  - $775 million of Senior Secured Credit Facilities, consisting of
    - CoBank Revolving Credit Facilities ($320 million)
    - CoBank Term Loans -Floating & Fixed Rate ($455 million)
  - $650 million public Notes Offering
    - $400 million 7 5/8% Sr. Notes (5/1/2015; B/Ba3)
    - $250 million 8 3/8% Sr. Sub. Notes (5/1/2017; B/B2)

Historical Financial Performance

($ in thousands)	Aggregate Combined Results[5]			Pro Forma Results	
	Fiscal Year Ended			FYE [1]	LTM [4]
	October 2, 2004[2]	October 1, 2005	September 30, 2006	September 30, 2006	December 30, 2006
Net Sales					
PPC	$5,363,723	$5,666,275	$5,235,565	$5,235,565	$5,228,885
GKIS	2,390,551	2,304,262	2,127,374	2,127,374	2,111,314
Pro forma Adjustment	na	na	na	(10,860)	(8,130)
Total Net Sales	$7,754,274	$7,970,537	$7,362,939	$7,352,079	$7,332,069
% Growth	*na*	*2.8%*	*-7.6%*	*na*	*na*
Gross profit					
PPC	$529,039	$745,199	$297,600	$297,600	$244,726
GKIS	391,012	320,084	86,203	86,203	62,362
Pro forma Adjustment	na	na	na	(25,656)	(26,397)
Total Gross Profit	$920,051	$1,065,283	$383,803	$358,147	$280,691
% of Net Sales	*11.9%*	*13.4%*	*5.2%*	*4.9%*	*3.8%*
Adjusted EBITDA[3]					
PPC	$440,501	$572,478	$143,168	$143,168	$98,410
GKIS	314,691	261,851	33,471	33,471	11,174
Pro forma Adjustment	na	na	na	118,678	118,037
Total Adjusted EBITDA[3]	$755,192	$834,329	$176,639	$295,317	$227,621
% of Net Sales	*9.7%*	*10.5%*	*2.4%*	*4.0%*	*3.1%*
Capital expenditures	$143,020	$197,348	$234,320	$234,320	$220,986
% of Net Sales	*1.8%*	*2.5%*	*3.2%*	*3.2%*	*3.0%*

(1) Pro Forma giving effect to the Gold Kist acquisition. See unaudited pro forma financial data in Form 8-K/A dated January 24, 2007.
(2) GKIS FY Ended October 2, 2004 data reflects LTM 10/2/2004, taking into account GKIS's transition period. See Appendix C for reconciliation.
(3) See Appendix E for Adjusted EBITDA Reconciliation.
(4) Pro Forma giving effect to the Gold Kist acquisition. See Appendix H for reconciliation.
(5) The combined financial information represents the sum of the applicable components of Gold Kist's and Pilgrim's Pride's reported financial results, has not been prepared in accordance with Article 3-11 of Regulation SX and is not necessarily indicative of the results that would have occurred had Pilgrim's Pride acquired Gold Kist prior to the period reported.

Capital Expenditures: Investing Behind Growth & Efficiency



Fiscal Years Ended
($ in millions)
Maintenance/Other
Expansion/Efficiency
160
140
120
100
80
60
40
20
0
$92.1
$44.1
$48.0
$112.6
$59.3
$53.3
$80.4
$61.6
$18.8
$89.9
$22.0
$67.9
$79.6
$33.4
$46.2
$116.6
$47.9
$68.7
$143.9
$64.1
$79.8
$221.0
$128.8
$92.2
2000
2001
2002
2003
2004
2005
2006
LTM 12/30/06 Proforma

The Company projects FY 2007 capital expenditures of approximately $140 – $160 million

Strong Balance Sheet



Fiscal Years Ended
Million $
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$2,512
$595
$693
$1,224
$2,427
$577
$733
$1,117
$3,389
$581
$1,701
$1,107
2005
2006
1Q FY07
Assets
Short-Term Liabilities
Long-Term Liabilities
Equity

Total Debt to Total Capitalization



Fiscal Years Ended
%
70
60
50
40
30
20
10
0
33.1
55.4
53.5
48.4
37.1
30.1
33.6
30.5
62.3
2000
2001
2002
2003
2004
2005
2006
1Q FY06
1Q FY07 Proforma

GOAL < 45%

Liquidity and Capital Resources

- **We intend to maintain significant liquidity post Transaction**

As of December 30, 2006

($ in millions)

Source of Liquidity	Facility Amount	Pro forma for Notes Offering Amount Outstanding	Pro forma for Notes Offering Net Availability
Cash and cash equivalents	$ -	$ -	$146.5
Investments in available for sale securities	-	-	22.5
Debt Facilities:			
Revolving Credit Facilities [1]	225.0	75.0	61.6 [2]
CoBank Credit Facilities	1,275.0	775.0	500.0
Receivable Purchase Agreement	125.0	-	125.0
Total	**$1,625.0**	**$850.0**	**$855.6**

(1) Consists of a $150 million Domestic Revolving Credit Facility secured by PPC's domestic chicken inventories and a $75 million Revolving Credit Facility secured by the capital stock of PPC's Mexico subsidiaries.

(2) At December 30, 2006, PPC had $113.7 million in letters of credit outstanding relating to normal business transactions.

Debt Maturity Profile

($ in millions)

- No near-term debt maturity provides further credit protection and liquidity for Pilgrim's Pride
- Annual interest expense of ~$145 million



$3.3
$7.6
$6.2
$4.9
$364.4
$64.9
$299.5
$68.4
$84.9
$68.4
$68.5
$68.5
$468.5
$68.5
$400.0
$505.9
$250.9
$5.1
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Thereafter
Bond
Notes Payable[(1)]
Industrial Revenue Bond

Note: Maturity Profile is based on fiscal years.
(1) Notes payable consists of $852.0 million of revolving/term credit facilities and other notes payable of $4.0 million.

Pro Forma Credit Metrics

Pro Forma Credit Metrics

($ in millions)

	Pro Forma 12/30/2006
FY04 thru FY06 Average Adjusted EBITDA(1)	$689
LTM 12/30/2006 Adjusted EBITDA(1)	228
LTM 12/30/2006 Interest Expense(2)	151
3-Year Average Adjusted EBITDA	
Sr. Secured Debt / 3-Year Average Adjusted EBITDA	0.6x
Total Debt / 3-Year Average Adjusted EBITDA	2.7
Net Debt / 3-Year Average Adjusted EBITDA	2.3
3-Year Average Adjusted EBITDA / Interest Expense	4.6
LTM 12/30/2006 EBITDA	
Sr. Secured Debt / LTM 12/30/2006 Adjusted EBITDA	1.8x
Total Debt / LTM 12/30/2006 Adjusted EBITDA	8.1
Net Debt / LTM 12/30/2006 Adjusted EBITDA	7.1
LTM 12/30/2006 Adjusted EBITDA / Interest Expense	1.5

(1) Includes $100 million in estimated net synergies. See Appendix E for Adjusted EBITDA Reconciliations.
(2) See Appendix A for reconciliation of LTM Interest Expense.

Going Forward...Our Financial Goals Remain Clear

Utilize free cash flow to fund internal growth and repay indebtedness

Continue reducing leverage with excess cash-flow

Selectively pursue expansion opportunities that generate high rates of return

We believe our growth opportunities are still outstanding!

Pilgrim's Pride Corporation

Lehman High Yield Conference
March 26, 2007

Appendix

Reconciliation of Non-GAAP Measures and Other Computations

Appendix A – Reconciliation
Other Pro forma Reconciliations LTM Ending 12/30/06

($ in millions)	FYE 9/30/2006	-	Q Ended 12/31/2005	+	Q Ended 12/30/2006	=	Pro forma LTM Ending 12/30/2006*
Net Sales							
U.S. Net Sales	$ 6,916,328		$ 1,790,741		$ 1,739,585		$ 6,865,172
Mexico Net Sales	435,751		94,212		125,358		466,897
Total Proforma Net Sales	$ 7,352,079		$ 1,884,953		$ 1,864,943		$ 7,332,069
Pro forma Interest Expense	145,511		35,518		41,090		151,083

*Pro forma LTM equals FYE 9/30/06 less Q Ended 12/31/05 plus Q Ended 12/30/06.

Appendix B - Reconciliation
LTM U.S. Chicken Net Sales

($ in millions)

	2Q2006 Actual		3Q2006 Actual		4Q2006 Actual		1Q2007 Actual*		LTM Ending 12/30/06*	
U.S Chicken Sales:										
Prepared Foods:										
Foodservice	$	381.5	$	390.9	$	408.7	$	382.5	$	1,563.6
Retail		72.6		83.2		79.5		96.0		331.3
Total Prepared Foods	$	454.1	$	474.1		488.2	$	478.5	$	1,894.9
Fresh Chicken:										
Foodservice	$	339.3	$	345.1		352.0	$	331.4	$	1,367.8
Retail		118.2		122.9		127.4		121.8		490.3
Total Fresh Chicken	$	457.5	$	468.0		479.4	$	453.2	$	1,858.1
Export & Other:										
Export:										
Prepared Foods	$	15.6	$	16.3		15.8	$	18.0	$	65.7
Chicken		53.5		58.5		72.0		77.3		261.3
Total Export	$	69.1	$	74.8		87.8	$	95.3	$	327.0
Other Chicken By Products		4.5		3.0		3.7		3.9		15.1
Total Export and Other	$	73.6	$	77.8	$	91.6	$	99.2	$	342.2
Total U.S. Chicken	**$**	**985.2**	**$**	**1,019.9**	**$**	**1,059.1**	**$**	**1,030.9**	**$**	**4,095.1**

* Does not include any Prepared Foods items from the Gold Kist acquisition.

Appendix C – Reconciliation
Gold Kist Financial Performance

Gold Kist Summary Financial Information[(1)]

($ in thousands)

	Fiscal Year Ended June 26, 2004	-	Quarter Ended September 23, 2003	+	Transition Quarter Ended October 2, 2004	=	LTM October 2, 2004
Net sales	$2,260,728		$516,688		$646,511		$2,390,551
% Growth	*na*		*na*		*na*		*na*
Gross profit	361,333		62,690		92,369		391,012
% of Net Sales	*16.0%*		*12.1%*		*14.3%*		*16.4%*
Adjusted EBITDA[(1)]	294,095		52,625		73,221		314,691
% of Net Sales	*13.0%*		*10.2%*		*11.3%*		*13.2%*
Capital expenditures	42,210		3,992		25,160		63,378
% of Net Sales	*1.9%*		*0.8%*		*3.9%*		*2.7%*

(1) See Appendix F for EBITDA Reconciliation.

Appendix D - Reconciliation
Combined Summary Financial Information

Combined Summary Financial Information

($ in thousands)

	FYE 9/30/2006[2]	-	Q Ended 12/31/2005[2]	+	Q Ended 12/30/2006[2]	=	Pro Forma LTM[1][2][4] Q Ended 12/30/2006
Net Sales							
PPC	$5,235,565		$1,343,812		$1,337,132		$5,228,885
GKIS	2,127,374		545,360		529,300		2,111,314
Pro forma Adjustment	(10,860)		(4,219)		(1,489)		(8,130)
Total Net Sales	$7,352,079		$1,884,953		$1,864,943		$7,332,069
Gross profit							
PPC	$297,600		$118,400		$65,526		$244,726
GKIS	86,203		32,397		8,556		62,362
Pro Forma Adjustment	(25,656)		(5,792)		(6,533)		(26,397)
Total Gross Profit	$358,147		$145,005		$67,549		$280,691
% of Net Sales	*4.9%*		*7.7%*		*3.6%*		*3.8%*
Adjusted EBITDA[3]							
PPC	$143,168		$74,855		$30,097		$98,410
GKIS	33,470		19,958		-2,338		11,174
Pro Forma Adjustment	118,678		27,720		27,079		118,037
Total Adjusted EBITDA[3]	$295,316		$122,533		$54,838		$227,621
% of Net Sales	*4.0%*		*6.5%*		*2.9%*		*3.1%*
Capital expenditures							
PPC	$143,882		$43,866		$39,350		$139,366
GKIS	90,438		21,560		12,742		81,620
Total Capital Expenditures	$234,320		$65,426		$52,092		$220,986
% of Net Sales	*3.2%*		*3.5%*		*2.8%*		*3.0%*

(1) Pro forma LTM for the Q ended 12/30/06 equals FYE 9/30/06 less Q Ended 12/31/05 plus Q Ended 12/30/06.
(2) Pro Forma giving effect to the Gold Kist acquisition. See unaudited pro forma financial data in Form 8-K/A dated January 24, 2007.
(3) See Appendix G and Appendix H for Adjusted EBITDA Reconciliation.
(4) Pro Forma giving effect to the Gold Kist acquisition.

Appendix E – Reconciliation
Pro forma LTM Ending 12/30/06 Adjusted EBITDA

($ in millions)	Fiscal Year 2004[1]	Fiscal Year 2005	Fiscal Year 2006	Pro Forma Fiscal Year 2006[3][4]	Pro Forma LTM 12/30/06[4][5]
Pilgrim's Pride					
Net Income	128.340	264.979	-34.232	-112.622	-166.129
Add-Backs:					
Income Tax Expense (Benefit)	80.195	138.544	-2.085	-50.822	-79.558
Net Interest Expense	52.129	43.932	40.553	129.935	138.362
Depreciation & Amortization[2]	111.837	132.623	132.527	210.250	214.552
Adjustments:					
Turkey Restructuring	68.000	4.100	0	0	0
Litigation Settlements	0	-11.700	0	0	0
Accounting adjustments related to benefit plans	0	0	6.405	6.405	6.405
Stock Based Compensation	0	0	0	6.019	5.223
Expenses related to response to acquisition proposal and strategic alternatives	0	0	0	6.152	8.766
Adjusted EBITDA	440.501	572.478	143.168	195.317	127.621
Estimated Net Synergies	0	0	0	100.000	100.000
Adjusted EBITDA + Estimated Net Synergies	440.501	572.478	143.168	295.317	227.621
Gold Kist					
Net Income	121.427	112.246	-17.745		
Add-Backs:					
Income Tax Expense (Benefit)	48.843	61.591	-14.624		
Net Interest Expense	28.248	17.713	9.819		
Depreciation & Amortization[2]	39.658	41.996	43.850		
Adjustments:					
Benefit Plan and Pension Settlement Loss	10.288	0.906	0		
Conversion Expenses	2.522	1.418	0		
Loss on Investment	57.364	0	0		
Debt Prepayment Penalties	6.341	16.186	0		
Stock Based Compensation	0	9.795	6.019		
Expenses related to response to acquisition proposal and strategic alternatives	0	0	6.152		
Adjusted EBITDA	314.691	261.851	33.471		
Combined Adjusted EBITDA[6]	755.192	834.329	176.639		
3-Year Average Adjusted EBITDA			588.720		
3-Year Average Adjusted EBITDA + Estimated Net Synergies[4]			688.720		

(1) Gold Kist's FY 2004 data reflects LTM 10/2/2004, taking into account Gold Kist's transition period. See Appendix F for LTM reconciliation.
(2) Excludes amortization of capitalized finance costs and amortization of share-based compensation.
(3) Pro Forma giving effect to the Gold Kist acquisition. See unaudited pro forma financial data in Form 8-K/A dated January 24, 2007.
(4) Includes $100 million in in estimated net synergies.
(5) Proforma giving effect of the Gold Kist acquisition. See Appendix H for reconciliation of LTM Pro forma Adjusted EBITDA + Estimated Net Synergies
(6) The combined financial information represents the sum of the applicable components of Gold Kist's and Pilgrim's Pride's reported financial results, has not been prepared in accordance with Article 3-11 of Regulation SX and is not necessarily indicative of the results that would have occurred had Pilgrim's Pride acquired Gold Kist prior to the period reported.

Appendix F – Reconciliation
GKIS LTM Ending 10/2/04 Adjusted EBITDA

($ in millions)	FYE 6/26/04	-	Q Ended 9/27/03	+	Transition Q End 10/2/04	=	LTM 10/2/04
Net Income	110.894		23.485		34.018		121.427
Add-backs:							
Income Tax Expense (Benefit)	41.817		11.746		18.772		48.843
Net Interest Expense	27.799		7.430		7.879		28.248
Depreciation & Amortization(1)	39.592		9.964		10.030		39.658
EBITDA	**220.102**		**52.625**		**70.699**		**238.176**
Adjustments:							
Benefit Plan and Pension Settlement Loss	10.288		0		0		10.288
Conversion Expenses	0		0		2.522		2.522
Loss on Investment	57.364		0		0		57.364
Debt Prepayment Penalties	6.341		0		0		6.341
Adjusted EBITDA	**294.095**		**52.625**		**73.221**		**314.691**

(1) Excludes amortization of capitalized finance costs and includes amortization of share-based compensation.

Appendix G – Reconciliation
Pro forma LTM Ending 12/30/06 Adjusted EBITDA

($ in millions)

	Q Ended 12/31/05	FYE 9/30/06	Q Ended 12/30/06	Pro forma LTM Ending 12/30/06 (1)(2)
Pilgrim's Pride				
Net Income	25.678	-34.232	-8.736	-166.129
Add-Backs:				
Income Tax Expense (Benefit)	10.962	-2.085	-5.764	-79.558
Net Interest Expense	8.448	40.553	12.605	138.362
Depreciation & Amortization (3)	29.767	132.527	31.992	214.552
Adjustments:				
Accounting Adjustments Related to Benefit Plans	0	6.405	0	6.405
Stock based compensation	0	0	0	5.223
Expenses related to response to acquisition proposal and strategic alternatives	0	0	0	8.766
Synergies:				
Estimated Net Synergies	**0**	**0**	**0**	**100.000**
Adjusted EBITDA + Estimated Net Synergies	**74.855**	**143.168**	**30.097**	**227.621**
Gold Kist				
Net Income	2.543	-17.745	-13.866	
Add-Backs:				
Income Tax Expense (Benefit)	1.178	-14.624	-9.322	
Net Interest Expense	2.817	9.819	3.633	
Depreciation & Amortization (3)	11.11	43.849	13.090	
Adjustments:				
Stock Based Compensation	2.309	6.019	1.513	
Expenses related to response to acquisition proposal and strategic alternatives	0	6.152	2.614	
Adjusted EBITDA	**19.957**	**33.470**	**-2.338**	
Combined Adjusted EBITDA	**94.812**	**176.638**	**27.759**	

(1) See Appendix H for reconciliation of LTM Pro forma EBITDA.
(2) Includes $100 million in estimated net synergies related to the Gold Kist Acquisition.
(3) Excludes amortization of capitalized financing cost and amortization of share-based compensation.

Appendix H – Reconciliation
Pro forma LTM 12/30/06 Adjusted EBITDA

($ in millions)

	FYE 9/30/2006	-	Q Ended 12/31/2005	+	Q Ended 12/30/2006	=	Pro forma LTM 12/30/2006[1]
Net Income	-112.622		13.213		-40.294		-166.129
Add-backs:							
Income Tax Expense (Benefit)	-50.822		3.698		-25.038		-79.558
Net Interest Expense	129.935		30.000		38.427		138.362
Depreciation & Amortization[2]	214.796		49.522		53.818		219.092
Less:							
Amortization of Capitalized Financing Costs	4.546		1.208		1.202		4.540
Adjustments:							
Accounting adjustments related to benefit plans	6.405		0		0		6.405
Stock Based Compensation	6.019		2.309		1.513		5.223
Expenses related to response to acquisition proposal and strategic alternatives	6.152		0		2.614		8.766
Estimated Net Synergies:	100.000		0		0		100.000
Adjusted EBITDA + Estimated Net Synergies	**295.317**		**97.534**		**29.838**		**227.621**

(1) Includes $100 million in estimated net synergies related to the Gold Kist acquisition.